UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2026

VIATRIS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Mylan Blvd., Canonsburg, PA 15317
(Address of principal executive offices)

(724) 514-1800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 12, 2026, Viatris Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters named in Schedule I thereto, for whom BNP PARIBAS, Citigroup Global Markets Limited and Goldman Sachs & Co. LLC are acting as representatives, to issue and sell (the “Offering”) €650,000,000 principal amount of its 4.250% Senior Notes due 2033 (the “Notes”). The Notes are being offered pursuant to a Registration Statement on Form S-3 (File No. 333-287087), which became effective upon filing, and a Prospectus Supplement dated June 12, 2026, to a Prospectus dated May 8, 2025. The Offering is expected to close on June 17, 2026, subject to customary closing conditions.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement relating to the Notes, dated June 12, 2026, between the Company and the several underwriters named therein, for whom BNP PARIBAS, Citigroup Global Markets Limited and Goldman Sachs & Co. LLC are acting as representatives.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements.

This report includes statements that constitute “forward-looking statements” regarding the Offering, including the expected closing of the Offering and the expected timing thereof. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks detailed in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update these statements for revisions or changes after the date of this report other than as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2026

VIATRIS INC.

	By:	/s/ Matthew Maletta
Matthew Maletta Chief Legal Officer